Exhibit 99
FORM 4 JOINT FILER INFORMATION

Name of
“Reporting Persons”:	Khosla Ventures II, L.P. (“Khosla II”)
Khosla Ventures Associates II, LLC (“KVA II”)
Khosla Ventures III, L.P. (“Khosla III”)
Khosla Ventures Associates III, LLC (“KVA III”)
VK Services, LLC

Address of
“Reporting Persons”:	3000 Sand Hill Road, Building 3, Suite 190
Menlo Park, California 94025

Designated Filer:	Khosla Ventures II, L.P.

Issuer and Ticker Symbol:	Amyris, Inc. [AMRS]

Date of Event:	September 30, 2010
Each of the following is a Joint Filer with Khosla II and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:
KVA II is the general partner of Khosla II and has sole voting and investment control over the shares owned by Khosla II. VK Services, LLC serves as the manager of KVA II.
KVA III is the general partner of Khosla III and has sole voting and investment control over the shares owned by Khosla III.
All Reporting Persons disclaim beneficial ownership of shares of Amyris, Inc. stock held by Khosla II and Khosla III, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.
Each of the Reporting Persons listed above has designated Khosla Ventures II, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.

KHOSLA VENTURES II, L.P.
BY:	KHOSLA VENTURES ASSOCIATES II, LLC
ITS:	GENERAL PARTNER
BY:	VK SERVICES, LLC
ITS:	MANAGER

By:	/s/ Vinod Khosla

Vinod Khosla, Managing Director

KHOSLA VENTURES ASSOCIATES II, LLC
BY:	VK SERVICES, LLC
ITS:	MANAGER

By:	/s/ Vinod Khosla

Vinod Khosla, Managing Director

KHOSLA VENTURES III, L.P.
BY:	KHOSLA VENTURES ASSOCIATES III, LLC
ITS:	GENERAL PARTNER

By:	/s/ Vinod Khosla

Vinod Khosla, Managing Director

KHOSLA VENTURES ASSOCIATES III, LLC

By:	/s/ Vinod Khosla

Vinod Khosla, Managing Director

VK SERVICES, LLC

By:	/s/ Vinod Khosla

Vinod Khosla, Managing Director